================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   January 03, 2007


                             BUFFETS HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
--------------------------------------------------------------------------------
         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.  OTHER EVENTS

            On January 3, 2008, Buffets, Inc., Buffets Holdings Inc.'s wholly-owned subsidiary, issued a press release announcing that it has elected to take advantage of the 30-day grace period with respect to the missed interest payment due January 2, 2008 on its 12.5% Senior Notes due November 1, 2014. The press release also noted that the company is pursuing restructuring discussions with its creditors, however there can be no assurance that the company will reach an agreement on any such restructuring. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.            Description
-----------            -----------
99.1                   Press Release, dated January 3, 2008

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 4, 2008

                                       BUFFETS HOLDINGS, INC.


                                       By: /s/ A. Keith Wall
                                           -----------------------
                                           Name:   A. Keith Wall
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

                                 INDEX OF EXHIBITS
                                 -----------------


Exhibit No.            Description
-----------            -----------
99.1                   Press Release, dated January 3, 2008